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                                                                    Exhibit 23.3


                         INDEPENDENT AUDITORS' CONSENT

We consent to the use of our report dated April 20, 1998, in the Registration Statement on Form S-1 and related Prospectus of Wendt-Bristol Diagnostic Company L.P. (A Limited Partnership).


                                         /s/ HAUSSER + TAYLOR LLP
                                         ------------------------


Columbus, Ohio
September 23, 1998